SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

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                    DWS Diversified International Equity Fund


Until on or about May 1, 2009, the name of the fund is DWS International Select Equity Fund.


Until on or about May 1, 2009, "The Fund's Main Investment Strategy" section of its prospectuses shall read as follows:

The fund seeks capital appreciation.

Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.

Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies located in countries with, or tied economically to, developed economies (other than the United States).

At least 50% of the fund's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.


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The fund may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the fund will not hold more than 35% of its net assets in securities of emerging markets issuers.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in the manager's opinion, the greatest upside potential based typically on a 12-18 month investment horizon. The portfolio manager uses a bottom-up approach, emphasizing individual stock selection, with any active allocation among countries, regions or industries as a residual of this strategy.

The portfolio manager's process begins with a broad universe of equity securities of issuers primarily, but not exclusively, located in the countries that make up the MSCI EAFE(R) Index.

As of December 31, 2007, the MSCI EAFE(R) Index had a median market capitalization of approximately $6.2 billion. Under normal market conditions, the fund invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager screens companies, seeking to identify those with high or improving, and sustainable, returns on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The team utilizes information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle, demographic and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager's opinion of the intrinsic value of the security) for each security and ranks the securities based on these target price objectives. The portfolio manager applies a disciplined approach to risk management and portfolio construction. Stocks are sold when they meet their target price objectives, a better investment opportunity has been identified or there has been a negative change in the outlook for the company, country or industry. In implementing this strategy, the fund may experience a high portfolio turnover rate.


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Other Investments. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

In particular, the fund may use futures, currency options and forward currency transactions.

Securities Lending. The fund may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

 Until on or about May 1, 2009, the "Portfolio management" section of the fund's prospectus shall read as follows: The following person handles the day-to-day management of the fund:

  Joseph Axtell, CFA
  Managing Director of Deutsche Asset
  Management and Lead Portfolio Manager
  of the fund.
  o   Joined Deutsche Asset Management in 2001 and the fund in 2008.
  o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
  o   Director, International Research at
      PCM International (1989-1996).
  o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
  o   Analyst at Prudential-Bache Capital
      Funding in London (1987-1988).
  o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
  o   B.S., Carlson School of Management,
      University of Minnesota.


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The following individual has been named consultant to the funds' advisor, Deutsche Investment Management Americas Inc. (the "Advisor").



  Michael Sieghart, CFA
  Managing Director of DWS Investment
  GmbH: Frankfurt and consultant to the
  Advisor.
  o   Joined DWS Investment GmbH:
      Frankfurt in 1997.
  o   Senior fund manager of global and
      European equities: Frankfurt.
  o   Master's degree in finance and
      economics from the University of
      Economics and Business
      Administration, Vienna.









               Please Retain This Supplement for Future Reference


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